Equity	12 Months Ended
Dec. 31, 2022
Equity
Equity

18.Equity

As of December 31, 2022, the share capital of €1,493 (2021: €1,234) is composed of 149,339,335 (2021: 123,419,772) common shares with a par value of €0.01.

In November 2021, the Company implemented a new ATM program providing for sales over time of up to $100 million of its common shares. As of December 31, 2021, the Company had issued approximately 0.2 million common shares from this new ATM program and generated approximately €1.6 million in net proceeds.

On January 15, 2021, the Group issued 19,166,667 common shares at a price of $6.00 per share in a public offering, resulting in net proceeds of approximately €88.7 million, incurring €6.1 million in underwriting commissions, legal and consulting expenses which were deducted from equity.

In April 2021, Silicon Valley Bank exercised all of its warrants which were issued in the course of a loan agreement entered into 2016 and repaid by the Company in 2020. Accordingly, the Group issued 173,482 common shares in 2021.

On April 18, 2022, the Company closed its public offering of 22,500,000 common shares, at the public offering price of $4.00 per share. The exercise of the underwriters’ option to purchase over-allotment shares brought the total number of common shares sold by Affimed to 25,875,000. The public offering generated net proceeds of €89.8 million ($97.0 million), after deducting €6.0 million ($6.5 million) in underwriting commissions and other offering expenses.

In connection with common share issuances in 2022 an amount of €6.0 million of direct and incremental transaction cost was deducted from equity; shown net of proceeds in the statement of changes in equity.

As of December 31, 2022, authorized share capital of the company amounts to €3,120 (2020: €3,120) and 311,950,000 (2021: 311,950,000) common shares, each with a nominal value of €0.01 per share.